Exhibit 32.1
                                         (furnished as EDGAR Exhibit 99.3)


                  CERTIFICATION OF PERIODIC REPORT

I, Lawrence A. Weinbach, Chairman, President and Chief Executive
Officer of Unisys Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934
(15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 24, 2003



/s/ Lawrence A. Weinbach
------------------------
Lawrence A. Weinbach
Chairman, President and
Chief Executive Officer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.